UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Ryan S. Schierman has been appointed Vice President Regulatory Affairs of Ur-Energy Inc. (“Ur-Energy” or the “Company”). In connection with the appointment, the Company entered into an Employment Agreement (the “Employment Agreement”) dated March 28, 2024 (the “Effective Date”) with Mr. Schierman.

Mr. Schierman, age 38, has held numerous positions in management, most recently at Fluor/Idaho Environmental Coalition, contractors to the US Department of Energy, at the Idaho Cleanup Project. Mr. Schierman has also held several positions in the uranium recovery industry, gaining expertise in regulatory relations and compliance, licensing, and environmental health and safety. As the Wyoming Uranium Recovery Program Manager (2015-2020), Mr. Schierman assisted the State of Wyoming to become the 38th US Nuclear Regulatory Commission Agreement State, the first ever partial agreement for material solely at uranium recovery operations. Mr. Schierman earned a B.S. in Environmental Science from Brigham Young University, a M.Sc. in Health Physics from Idaho State University, and is a Certified Health Physicist.

Mr. Schierman has no family relationship among the Board of Directors or other members of senior management of the Company.

Pursuant to the Employment Agreement, Mr. Schierman is eligible to participate in all benefits, plans, and programs, which are now, or may hereafter be, available to other executive employees of the Company. Mr. Schierman’s Employment Agreement contains standard provisions concerning non-solicitation and non-disclosure.

In the event Mr. Schierman’s employment with the Company is terminated by the Company without cause, or Mr. Schierman resigns for good reason, the Company shall pay Mr. Schierman, in addition to all other amounts then due and payable, an amount equal to two (2) years of his base salary at the time of such termination, less statutory deductions and withholdings.

The Board has set Mr. Schierman’s annual base salary at $220,000 beginning the Effective Date. He also will receive an initial award of 100,000 stock options pursuant to the Ur-Energy Amended and Restated Stock Option Plan (2005), as amended.

The preceding summary of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Ur-Energy USA Inc. and Ryan S. Schierman, dated March 28, 2024.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 28, 2024

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud Title: Corporate Secretary and General Counsel

3

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Ur-Energy USA Inc. and Ryan S. Schierman, dated March 28, 2024.

4